UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 6, 2009
POLYPORE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-32266 (Commission File Number)	43-2049334 (IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina (Address of Principal Executive Offices)	28277 (Zip Code)
(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 6, 2009, Polypore International, Inc. (“Polypore”) issued a press release announcing its financial results for the first quarter ended April 4, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).
Polypore will host a conference call to discuss these financial results at 9:00 a.m. Eastern Time on Thursday, May 7, 2009. By press release dated April 6, 2009, the public was invited to listen to the conference call by live webcast accessed through the Investor Relations area of Polypore’s website at http://investor.polypore.net/. A replay of the call will be available through May 21, 2009 by telephone at (303) 590-3030, access number 4048535. The call will also be archived for 30 days at http://investor.polypore.net/.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits .

Exhibit No.	Description

99.1	Press Release of Polypore International, Inc., dated May 6, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC. (Registrant)
Date: May 6, 2009	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer

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